UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2019
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INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
12600 Deerfield Parkway, Suite 100
Alpharetta, Georgia 30004
(Address of principal executive offices) (Zip Code)
(858) 812-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
As described in Item 5.07 below, on June 26, 2019, Inseego Corp. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”) at which the stockholders of the Company approved the amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan (the “Incentive Compensation Plan”) to increase the number of shares issuable under the plan by 2,053,085.
The description of the Incentive Compensation Plan contained herein and in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 15, 2019 (the “Proxy Statement”) is qualified in its entirety by reference to the full text of the Incentive Compensation Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 26, 2019, the Company held the Annual Meeting at which the stockholders of the Company considered and acted upon the following proposals, which are set out in more detail in the Proxy Statement:

1.
Election of Directors. By the vote reflected below, the stockholders elected Dan Mondor and Brian Miller to serve as directors for a three year term expiring at the 2022 annual meeting of stockholders.

2.
Approval of an Amendment of the Incentive Compensation Plan. By the vote reflected below, the stockholders approved an amendment of the Incentive Compensation Plan, which increases the number of shares issuable under the plan by 2,053,085.

3.
Advisory Vote on Executive Compensation. By the vote reflected below, the stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Proxy Statement relating to the Annual Meeting.

4.
Ratification of the Appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for 2019. By the vote reflected below, the stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The results with respect to the above proposals were as follows:

Proposal	Vote Results	Vote Type	Voted	Voted (%)	O/S (%)
Election of Directors
Dan Mondor	ELECTED	For	38,747,328	99.38	49.20
		Withheld	240,647	0.62	0.31
		Non-Votes	27,805,009		35.32
Brian Miller	ELECTED	For	38,829,707	99.59	49.31
		Withheld	158,268	0.41	0.20
		Non-Votes	27,805,009		35.32
Approval of an Amendment of the Incentive Compensation Plan	APPROVED	For	36,020,274	92.39	45.74
		Against	2,901,531	7.44	3.69
		Abstain	66,170	0.17	0.08
		Non-Votes	27,805,009		35.32
Advisory Vote on Executive Compensation	APPROVED	For	35,669,516	91.49	45.29
		Against	3,180,323	8.16	4.04
		Abstain	138,136	0.35	0.18
		Non-Votes	27,805,009		35.32
Ratification of the Appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for 2019	APPROVED	For	65,501,764	98.07	83.19
		Against	1,248,660	1.87	1.59
		Abstain	42,560	0.06	0.05
		Non-Votes	—		—

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed with this report:

10.1	Amended Inseego Corp. 2018 Omnibus Incentive Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inseego Corp.

By:	/s/ Stephen Smith
Stephen Smith
Executive Vice President and Chief Financial Officer

Date: June 26, 2019